Exhibit 99.3
SUPERVALU INC. and Subsidiaries
RECAST CONDENSED CONSOLIDATED SEGMENT FINANCIAL INFORMATION
(Unaudited)
(In millions, except percent data)

	Year-To-Date Ended		Fiscal Year Ended
	September 10, 2016 (28 weeks)	September 12, 2015 (28 weeks)	February 27, 2016 (52 weeks)
Net sales
Wholesale	$4,006	$4,293	$7,935
% of total	61.0%	61.6%	61.5%
Retail	2,464	2,565	4,769
% of total	37.5%	36.8%	36.9%
Corporate	100	113	203
% of total	1.5%	1.6%	1.6%
Total net sales	$6,570	$6,971	$12,907
	100.0%	100.0%	100.0%
Operating earnings
Wholesale(1)	$122	$126	$230
% of Wholesale sales	3.0%	2.9%	2.9%
Retail(2)	(4)	43	94
% of Retail sales	(0.2)%	1.7%	2.0%
Corporate(3)	28	(12)	(26)
Total operating earnings	146	157	298
% of total net sales	2.2%	2.3%	2.3%
Interest expense, net(4)	100	103	195
Equity in earnings of unconsolidated affiliates	(2)	(2)	(5)
Earnings from continuing operations before income taxes	48	56	108
Income tax provision	16	18	24
Net earnings from continuing operations	$32	$38	$84

LIFO charge
Wholesale	$1	$2	$1
Retail	1	3	2
Total LIFO charge	$2	$5	$3
Depreciation and amortization
Wholesale	$28	$25	$49
Retail	79	83	153
Corporate	4	4	8
Total depreciation and amortization	$111	$112	$210

(1)
Wholesale operating earnings for the year-to-date ended September 10, 2016 included a fee received from a supply agreement termination of $9. Wholesale operating earnings for the fiscal year ended February 27, 2016 included an intangible asset impairment charge of $6.

(2)
Retail operating loss for the year-to-date ended September 10, 2016 included store closure charges and costs of $4. Retail operating earnings for the fiscal year ended February 27, 2016 included store closure and impairment charges of $1.

(3)
Corporate operating earnings for the year-to-date ended September 10, 2016 included a sales and use tax refund of $2. Corporate operating earnings for the year-to-date ended September 12, 2015 included severance costs of $4. Corporate operating earnings for the fiscal year ended February 27, 2016 included severance costs of $6 and store closure charges and costs of $6.

(4)
Interest expense, net for the year-to-date ended September 10, 2016 included unamortized financing cost charges of $5 and debt refinancing costs of $2. Interest expense, net for the fiscal year ended February 27, 2016 included debt refinancing costs of $6 and unamortized financing cost charges of $4.

RECONCILIATION OF NET EARNINGS FROM CONTINUING OPERATIONS TO SUPPLEMENTALLY PROVIDED ADJUSTED EBITDA AND PRO FORMA ADJUSTED EBITDA
(Unaudited)
(In millions)
The following financial information should be read in conjunction with:

•	the Unaudited Pro Forma Condensed Consolidated Financial Statements included within Exhibit 99.2 of the Current Report on Form 8-K as of December 8, 2016;

•
the unaudited Condensed Consolidated Financial Statements and the Cautionary Statements for Purposes of the Safe Harbor Provisions of the Private Securities Litigation Reform Act contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 10, 2016; and

•	the information in the Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016.
Overview and Use of Non-GAAP Financial Measures
SUPERVALU INC.’s (“Supervalu” or the “Company”) Condensed Consolidated Financial Statements are prepared and presented in accordance with generally accepted accounting principles (“GAAP”). The Company also considers certain non-GAAP financial measures to assess the performance of its business and understand underlying operating performance and core business trends, which it uses to facilitate operating performance comparisons of its business on a consistent basis over time. The measures and items identified below, such as Adjusted EBITDA and Pro Forma Adjusted EBITDA, are provided as a supplement to the Company's results of operations and related analysis, and should not be considered superior to, a substitute for or an alternative to any financial measure of performance prepared and presented in accordance with GAAP. In each of these measures, certain items are being omitted either because they are non-cash items or are items that are not considered in the Company’s supplemental assessment of on-going business performance. Certain of these adjustments are considered in similar supplemental analyses by other companies, such as Depreciation and amortization, impairment charges and certain other adjustments.
The Company believes these non-GAAP measures are useful to investors because Adjusted EBITDA and Pro Forma Adjusted EBITDA provide additional understanding of other factors and trends affecting its business, which are used in the business planning process to understand expected performance, to evaluate results against those expectations, and as one of the compensation performance measures under certain compensation programs and plans. The Company believes Adjusted EBITDA is more reflective of factors that affect its underlying operating performance and facilitate operating performance comparisons of its business segments on a consistent basis over time. In addition, the Company believes Pro Forma Adjusted EBITDA is useful to investors because it provides for meaningful comparisons of Supervalu's business across historical periods giving the pro forma effect to the transactions directly related to the sale of Save-A-Lot.
Limitations of Use
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Certain adjustments to our GAAP financial measures reflected below exclude certain items that may be recurring in nature and may be reflected in the Company's financial results for the foreseeable future. These measurements and items may be different from non-GAAP financial measures used by other companies. All measurements are provided with a reconciliation from a GAAP measurement. The non-GAAP financial measures below should only be considered as an additional supplement to the Company’s financial results reported in accordance with GAAP and should be reviewed in conjunction with the Company’s results reported in accordance with GAAP in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 10, 2016 and in the Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016.
There are significant limitations to using Adjusted EBITDA and Pro Forma Adjusted EBITDA as a financial measure including, but not limited to, it not reflecting cash expenditures for capital assets or contractual commitments, changes in working capital, income taxes and debt service expenses that are recurring in the Company’s results of operations.
Definitions
The Company defines Adjusted EBITDA as Net earnings (loss) from continuing operations, plus Interest expense, net and Income tax provision (benefit), less Net earnings attributable to noncontrolling interests calculated in accordance with GAAP, plus non-GAAP adjustments for Depreciation and amortization, LIFO charge (credit), certain employee-related costs and pension-related charges (including severance costs, pension settlement charges, multiemployer pension withdrawal charges, accelerated stock-based compensation charges and other items), certain non-cash asset impairment and other charges (including asset write-offs, store closures and market exits), certain gains and losses on the sale of property, goodwill and intangible asset impairment charges, costs related to the separation of businesses, legal settlement charges and gains, contract breakage costs and certain other non-cash charges or items, as determined by management.

Pro Forma Adjusted EBITDA is calculated as Adjusted EBITDA plus pro forma adjustments calculated in accordance with Article 11 of Regulation S-X that impact Supervalu's measure of Adjusted EBITDA. These pro forma adjustments have been derived from Supervalu’s historical consolidated financial statements. These adjustments were included within Supervalu’s Unaudited Pro Forma Condensed Consolidated Financial Statements included within Exhibit 99.2 of the Current Report on Form 8-K as of December 8, 2016.
Reconciliation of Consolidated Adjusted EBITDA and Pro Forma Adjusted EBITDA
The following table reconciles Adjusted EBITDA and Pro forma Adjusted EBITDA to Net earnings from continuing operations.

	Year-To-Date Ended		Fiscal Year Ended
(In millions)	September 10, 2016 (28 weeks)	September 12, 2015 (28 weeks)	February 27, 2016 (52 weeks)
Results of operations, as reported:
Net earnings from continuing operations	$32	$38	$84
Income tax provision	16	18	24
Equity in earnings of unconsolidated affiliates	(2)	(2)	(5)
Interest expense, net	100	103	195
Total operating earnings	$146	$157	$298
Less Net earnings attributable to noncontrolling interests	(2)	(5)	(8)
Add Equity in earnings of unconsolidated affiliates	2	2	5
Depreciation and amortization	111	112	210
LIFO charge	2	5	3
Store closure charges and costs	4	—	7
Severance costs	—	4	6
Intangible asset impairment charge	—	—	6
Sales and use tax refund	(2)	—	—
Supply agreement termination fee	(9)	—	—
Total Adjusted EBITDA	$252	$275	$527
Pro forma adjustments:
Net sales(1)	24	30	47
Cost of sales(2)	8	14	17
Total Pro forma adjustments	16	16	30
Pro Forma Adjusted EBITDA	$268	$291	$557

(1)
This adjustment reflects (1) the fees that Supervalu expects to recognize in connection with performing services for Save-A-Lot under the Services Agreement and (2) Wholesale distribution sales to Save-A-Lot pursuant to a customer agreement between Supervalu and Save-A-Lot with terms similar before and after the Sale that had historically been intercompany sales before the Sale. Actual Services Agreement fees are subject to adjustments pursuant to the terms of the Services Agreement including for changes in service levels.

(2)
This adjustment reflects the Cost of sales related to Wholesale’s distribution to Save-A-Lot, which was previously eliminated on an intercompany basis. No adjustment for expenses related to the Services Agreement has been included within Cost of sales because the shared service center costs incurred to support back office functions related to the Services Agreement represent administrative overhead costs that have been included within Selling and administrative expenses within Supervalu’s historical consolidated financial statements.

Reconciliation of Segment Adjusted EBITDA and Pro Forma Adjusted EBITDA
The following table reconciles Net earnings from continuing operations to total and segment operating earnings, as reported, and to segment, total and pro forma Adjusted EBITDA.

	Year-To-Date Ended		Fiscal Year Ended
(In millions)	September 10, 2016 (28 weeks)	September 12, 2015 (28 weeks)	February 27, 2016 (52 weeks)
Results of operations, as reported:
Net earnings from continuing operations	$32	$38	$84
Income tax provision	16	18	24
Equity in earnings of unconsolidated affiliates	(2)	(2)	(5)
Interest expense, net	100	103	195
Total operating earnings	$146	$157	$298
Reconciliation of total operating earnings to segment operating earnings, as reported:
Wholesale operating earnings	$122	$126	$230
Retail operating (loss) earnings	(4)	43	94
Corporate operating earnings (loss)	28	(12)	(26)
Total operating earnings	$146	$157	$298
Reconciliation of segment operating earnings, as reported, to segment Adjusted EBITDA:
Wholesale operating earnings, as reported	$122	$126	$230
Adjustments:
Supply agreement termination fee	(9)	—	—
Intangible asset impairment charge	—	—	6
Wholesale operating earnings, as adjusted	113	126	236
Wholesale depreciation and amortization	28	25	49
LIFO charge	1	2	1
Wholesale Adjusted EBITDA(1)	$142	$153	$286

Retail operating (loss) earnings, as reported	$(4)	$43	$94
Adjustments:
Store closure charges and costs	4	—	1
Retail operating (loss) earnings, as adjusted	—	43	95
Retail depreciation and amortization	79	83	153
LIFO charge	1	3	2
Equity in earnings of unconsolidated affiliates	2	2	5
Net earnings attributable to noncontrolling interests	(2)	(5)	(8)
Retail Adjusted EBITDA(1)	$80	$126	$247

Corporate operating earnings (loss)	$28	$(12)	$(26)
Adjustments:
Sales and use tax refund	(2)	—	—
Severance costs	—	4	6
Store closure charges and costs	—	—	6
Corporate operating earnings (loss), as adjusted	26	(8)	(14)
Corporate depreciation and amortization	4	4	8
Corporate Adjusted EBITDA	$30	$(4)	$(6)
Total Adjusted EBITDA	$252	$275	$527
Pro forma adjustments:
Net sales(1)	24	30	47
Cost of sales(2)	8	14	17
Total Pro forma adjustments	16	16	30
Pro Forma Adjusted EBITDA	$268	$291	$557

(1)
This adjustment reflects (1) the fees that Supervalu expects to recognize in connection with performing services for Save-A-Lot under the Services Agreement and (2) Wholesale distribution sales to Save-A-Lot pursuant to a customer agreement between Supervalu and Save-A-Lot with terms similar before and after the Sale that had historically been intercompany sales before the Sale. Actual Services Agreement fees are subject to adjustments pursuant to the terms of the Services Agreement including for changes in service levels.

(2)
This adjustment reflects the Cost of sales related to Wholesale’s distribution to Save-A-Lot, which was previously eliminated on an intercompany basis. No adjustment for expenses related to the Services Agreement has been included within Cost of sales because the shared service center costs incurred to support back office functions related to the Services Agreement represent administrative overhead costs that have been included within Selling and administrative expenses within Supervalu’s historical consolidated financial statements.